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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-3790

The Quantitative Group of Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Elizabeth A. Watson,

Quantitative Investment Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2005 through March 31, 2006

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

** GRAPHIC **

ANNUAL REPORT

MARCH 31, 2006

U.S. EQUITY FUNDS

Quant Small Cap Fund

Quant Growth and Income Fund

INTERNATIONAL EQUITY FUNDS

Quant Emerging Markets Fund

Quant Foreign Value Fund

TABLE OF CONTENTS

President’s Letter	1

Useful Information About Your Fund Report	2

Portfolio Manager Commentaries

Quant Small Cap Fund	3

Quant Growth and Income Fund	5

Quant Emerging Markets Fund	7

Quant Foreign Value Fund	9

Schedules of Investments

Quant Small Cap Fund	11

Quant Growth and Income Fund	13

Quant Emerging Markets Fund	15

Quant Foreign Value Fund	17

Statement of Assets and Liabilities	19

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	27

Report of Independent Registered Public Accountant	33

Information for Shareholders	34

Privacy Statement	35

Trustees and Officers	37

Service Providers	back cover

This report must be preceded or accompanied by a current Quant Funds prospectus. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, call (800) 326-2151 or visit www.quantfunds.com.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

QUANT FUNDS

Dear Fellow Shareholder:

We are pleased to provide you with the Annual Report of the Quant Funds for the year ended March 31, 2006. This report is to update you on recent market conditions and the performance of the Quant Funds.

World equity market performance was very positive for the twelve-months ended March 31, 2006. The U.S. equity market (as represented by the Standard & Poor’s 500 Index) was up 11.73%, while small cap equities (as represented by the Russell 2000 Index) were up 25.85%, significantly outperforming the broader market. International equity markets outperformed the U.S. equity market by a substantial margin as measured by both the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, representative of established foreign equity markets, at +24.94% and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index, representative of emerging equity markets, at +47.98%.

The fiscal year’s positive equity market performance was achieved against a backdrop of serious challenges such as significant weather-related disasters, terrorist threats, the continuing conflict in Iraq, increased concerns about nuclear development in North Korea and Iran, political unrest in Europe and rising energy prices, particularly the price of oil. We believe the 2007 fiscal year will present similar economic, political and social concerns but we are optimistic about the potential for positive equity market performance.

While there are potential risks in the U.S. equity markets such as narrowing market leadership, lackluster trading volume and continued interest rate increases, the U.S. economy appears strong. Key economic drivers are positive. Corporate earnings generally have been in line with expectations. Corporate takeovers and share buybacks continue to be helped by relatively low borrowing costs and attractive equity valuations. Business investments in intangibles - such as innovation and product design, brand-building and employee training - are being driven upward by the U.S. economy’s shift from an industrial economy to a knowledge-based economy and by the rigors of competing in today’s global economy.

Many foreign economies also appear strong. In Europe, for example, there are signs that the recovery in Germany may lead to a period of sustainable economic growth as exports rise driving industrial production and service sector activity. In Asia, economic expansion in China continues and the Japanese economy has been building momentum mainly due to government restructuring policy initiatives.

Looking ahead, the portfolio managers for each of the Quant Funds are optimistic about the prospects for good investment opportunities during the next fiscal year. We invite you to review the Investment Commentary for your Fund for more information.

We look forward to sharing another promising year with you and thank you for your continued confidence in Quant Funds. We always welcome your comments and feedback. Please feel free to email us at feedback@quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

/s/ Willard Umphrey

Willard Umphrey

Chief Executive Officer

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Funds’ current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

55 Old Bedford Road, Lincoln, MA 01733 • voice 800-326-2151 • fax 781-259-1166 • www.QuantFunds.com • Distributed by U.S. Boston Capital Corp. • Member NASD, SIPC

USEFUL INFORMATION ABOUT YOUR FUND REPORT

PORTFOLIO MANAGER INVESTMENT COMMENTARIES

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand your fund’s characteristics and how your fund’s performance tracks that of a comparable index.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are a reflection of their views at the time this report was compiled as of March 31, 2006. As economic, political, social and other changes occur, so could a manager’s opinions. A manager’s opinions are unique to that manager and are not necessarily the opinions of Quantitative Advisors or the subadviser or their employees.

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns.

The following is important information about each Fund’s Expense Example, which appears in each Fund’s Portfolio Manager Commentary in this Shareholder Report. Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including deferred sales charges (on Ordinary Shares when redeemed) or redemption fees (on Institutional Shares redeemed within 60 days of purchase), and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 to March 31, 2006.

Actual Expenses and Returns

The first half of the table in the example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number in the third line under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second half of the table in the example shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs, such as deferred sales charges or redemption fees (where applicable). Thus, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds’ prospectus for a complete description of these transactional costs.

QUANT SMALL CAP FUND

INVESTMENT PROFILE All Data as of March 31, 2006

INVESTMENT COMMENTARY

FUND INFORMATION

Ticker Symbol	USBNX (Ordinary)
QBNAX (Institutional)
Number of Companies	67
Price to Book Ratio	3.9
Price to Earnings Ratio	19.1
Net Assets Under Management	$111.2 Million

The Small Cap Fund Ordinary Shares earned a 23.3% total return for the one year period ending March 31, 2006, versus its benchmark the Russell 2000 Index, which had a return of 25.9%. Undeterred by rising energy prices and rising interest rates, small cap stocks responded to a strong economy and good earnings across many industries and companies. Although large cap and mid cap stocks performed well during this period, both posting double digit gains, it was the small cap segment of the equity market that boasted the best returns. While all sectors of the index showed positive returns for the fiscal year, Energy was the best performing sector in the Russell 2000 Index earning an incredible 47.9% return. Sharply rising oil and natural gas prices were the catalyst for this strong showing. Exploration and production as well as energy service companies were seen as direct beneficiaries of the increasing worldwide demand for energy and the supply interruptions that occurred in the wake of Hurricane Katrina. Four other sectors within the index posted returns of over 30% for the fiscal year including Industrials +35.6%, Information Technology +31.2%, Telecommunications Services +30.3%, and Materials +30.1%.

Energy was also a top performer for the Fund for the year, and as a result of our good stock selection and overweight in the sector, it was a positive contributor to relative performance. Core Laboratories, an energy service company, was a key holding in this sector.

Our best sector contributors however, were Consumer Discretionary and Telecommunications Services, where we outperformed and were overweight both of these index sectors. Such varied names in Consumer Discretionary as homebuilder Toll Brothers, retailer Dress Barn, auction house Sotheby’s Holdings and resort operator Vail Resorts were standouts in performance over the past year. In Telecommunications Services, returns were driven by Crown Castle, the tower company which was the single largest contributor to the Fund’s performance for the fiscal year. Other sectors of the portfolio that positively contributed to relative performance were Utilities and Materials, which despite having small weightings both in an absolute and relative sense, benefited from good stock selection. In Materials for example, Coeur d’Alene Mines was a solid performer, profiting from the rise in silver prices in recent months.

There were areas of underperformance in the Fund’s portfolio as well during the fiscal year. Our underweighted positions in both Industrials and Information Technology as well as poor stock selection in these sectors combined to detract from overall performance relative to the index. The Information Technology sector has been a difficult one to maneuver through since the tech bubble burst a few years ago. Technology in many industries is changing rapidly and finding the companies that will participate and prosper remains a challenge.

Since our last report in September of 2005, we have slightly reduced our overweight in the Consumer Discretionary sector to approximately 17% versus 13% for the index and went from an equal weight relative to the index of roughly 18% in Information Technology to an underweight of about 14%. Our exposure in Industrials has increased to over 17%, closer to the index weight of approximately 18%, as this sector is showing increasing signs of investor interest. In the key energy sector, we remain overweight relative to the benchmark index, at approximately 9% versus 6%, as supply constraints and geopolitical issues continue to put pressure on oil prices.

Despite rising interest rates and higher energy prices the U.S. economy continues to surprise with its resilience in the face of many obstacles. The strengthening world economy, most notably in Japan and Europe, should in turn increase the demand for U.S. produced goods and services. We believe the trends appear to be in place for continued moderate growth with relatively low inflation in the months ahead which bodes well for the stock market. Balancing out this positive outlook is the fact that events in the Middle East and China as well as the Federal Reserve’s interest rate policy going forward could impact the markets’ direction going forward.

This past year proved to be another very successful year for the Fund. We have enjoyed good performance not just in the best performing sectors but also by making profits in weak sectors for the index. We continue to believe our strategy of focusing on stock selection in quality companies offers the best reward to investors over a market cycle and we look forward to another successful year ahead. We thank you for your continued support.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams of Columbia Partners, L.L.C. Investment Management.

AVERAGE ANNUAL TOTAL RETURNS

	1Q 2006	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	11.66%	24.51%	10.68%	10.22%	14.70%	8/3/92
Ordinary Shares (adjusted)(1)	10.54%	23.26%	10.45%	10.11%	14.62%
Institutional Shares(2)	11.80%	25.06%	11.23%	10.77%	13.62%	1/6/93
Russell 2000(3)	13.94%	25.85%	12.59%	10.15%	12.11%

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 9/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

TOP TEN HOLDINGS

Company	% Total Net Assets
Core Laboratories N.V.	4.9
Crown Castle International Corporation	4.7
Ventas, Inc.	4.3
Sierra Health Services, Inc.	3.9
Entertainment Properties Trust	3.7
Coeur d’Alene Mines Corporation	2.7
Kforce Inc.	2.6
RARE Hospitality International Inc.	2.5
Vail Resorts, Inc.	2.4

Sotheby’s Holding Inc.	2.3

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

SECTOR ALLOCATION

% Total Net Assets
Financials	18.8
Consumer Discretionary	17.2
Industrials	16.0
Information Technology	12.6
Energy	9.0
Health Care	9.0
Telecommunication Services	5.9
Materials	5.7
Consumer Staples	3.4
Utilities	0.9
Cash and Other Assets (Net)	1.5

VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC)

ORDINARY SHARES VS. RUSSELL 2000

** GRAPHIC **

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/06)	$1,119.97	$1,122.50	$1,015.64	$1,018.15
Expenses Paid During The Period	$9.84	$7.20	$9.36	$6.84

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.86% for Ordinary and 1.36% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT GROWTH AND INCOME FUND

INVESTMENT PROFILE All Data as of March 31, 2006

INVESTMENT COMMENTARY

FUND INFORMATION

Ticker Symbol	USBOX (Ordinary)
QGIAX (Institutional)

Number of Companies	66

Price to Book Ratio	2.6

Price to Earnings Ratio	14.8

Net Assets Under Management	$61.0 Million

As of March 31, 2006, Quant Growth & Income Fund’s Ordinary Shares outperformed the S&P 500 Index return of 11.7% by 1.8% for the past 12 months. Our investment process incorporates perspectives on valuation, quality and sentiment. Overall, these factors offered positive performance. Specifically, our estimate revision, a proxy for earnings growth, and cash flow perspectives have served as strong predictors of stock price appreciation. Over this same period, our quality component, which looks at cash versus non-cash earnings, has had weak forecasting skill.

Performance results for the Quant Growth & Income Fund are primarily driven by stock selection positions. The fund’s sector and industry exposures relative to the benchmark are a function of our stock selection process. Overweights among health care, consumer discretionary and utility stocks made the largest contributions towards outperformance. Express Scripts Inc. and Humana Inc. were among the top contributing stocks. Express Scripts climbed +90% after the company announced that its 2006 earnings will continue to benefit from growth in generic utilization and home delivery. Humana, the largest health insurer of military personnel, reported strong profit gains, leading the stock up +49%. USG Corp. climbed a stunning +242% over the past 12 months. This wallboard maker was showered with good news, settling its asbestos liability claims and reporting record sales. Among utilities stocks, TXU Corp. (+31%) bolstered returns as the Texas-based power producer benefited when second quarter profit rose 48% as gains from price increases more than offset the loss in customers. The biggest positive contributor to the fund’s success was an overweight position in Apple Computer Inc. (+34%). The stock continued to rise as Apple unveiled new additions to the extremely successful iPod product line. The fund’s performance gains were tapered back slightly as a result of not holding some financials and telecommunication stocks. The fund did not hold JPMorgan Chase & Co, Goldman Sachs Group and Merrill Lynch & Co. Inc., which returned anywhere from +28% to +50%.

While this strategy remains consistent over time, during the six months ended March 31, 2006, we have increased our positions among paper & forest products, manufacturing, specialty retail and drug stocks. In addition, we have decreased our positions within apparel, metals & mining, utilities, and semiconductor stocks. Our sector and industry exposures relative to the benchmark are a function of bottom-up stock selection.

Risky instruments have performed well across the board over recent months, continuing to frustrate those who, in light of increasing interest rates and potential economic risks, are seeking a more cautious approach via larger cap equities, higher-grade bonds, and less volatile markets. But liquidity still appears plentiful, and as long as global growth maintains its healthy pace, the more exotic recipients of global investment flows may continue to perform well. We do see potential risks in the US equity market, with narrowing market leadership, deteriorating breadth, and lackluster trading volume. If continued interest rate hikes eventually take a toll on 2006 earnings expectations, which currently reflect double-digit profits growth, the second quarter could bring a meaningful correction. On the other hand, a fresh burst of equity market exuberance would likely stretch valuations relative to rising short-term rates and higher bond yields, setting up a tricky third quarter at an awkward juncture in the four-year election cycle. Either way, outperformance from more defensive asset classes may not arrive until and unless equity market conditions become less hospitable. We are presently finding attractive investment opportunities in pockets of the drug, paper & forest products, travel & leisure and defense/aerospace industries.

The Fund’s portfolio is managed by a team of portfolio managers at SSgA Funds Management, Inc. The lead portfolio manager is James Johnson, CFA.

AVERAGE ANNUAL TOTAL RETURNS

	1Q 2006	One Year	Five Year	Ten Year	Inception Since	Inception Date
Ordinary Shares	3.07%	14.67%	1.86%	8.14%	11.34%	5/6/85
Ordinary Shares (adjusted)(1)	2.04%	13.52%	1.66%	8.03%	11.29%
Institutional Shares(2)	3.15%	15.19%	2.36%	8.68%	9.98%	3/25/91
S & P 500(3)	4.21%	11.73%	3.97%	8.95%	12.32%

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 6/30/85.

TOP TEN HOLDINGS

Company	% Total Net Assets
Exxon Mobil Corporation	5.1
Barnes & Noble, Inc.	4.3
Lockheed Martin Corporation	3.9
Merck & Company	3.9
Bank of America Corporation	3.8
Weyerhaeuser Company	3.7
McKesson Corporation	3.0
General Electric Company	2.9
BMC Software Inc.	2.4

Cooper Industries, Ltd.	2.3

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

SECTOR ALLOCATION

% Total Net Assets
Financials	18.8
Information Technology	15.8
Consumer Discretionary	15.7
Health Care	15.5
Industrials	11.6
Energy	8.3
Consumer Staples	4.3
Materials	3.7
Telecommunication Services	1.8
Utilities	1.5
Cash and Other Assets (Net)	3.0

VALUE OF $10,000 INVESTED IN QUANT GROWTH & INCOME

(QGI) ORDINARY SHARES VS. S&P 500

** GRAPHIC **

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/06)	$1,060.24	$1,062.54	$1,017.11	$1,019.57
Expenses Paid During The Period	$8.06	$5.53	$7.89	$5.42

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.56% for Ordinary and 1.07% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE All Data as of March 31, 2006

INVESTMENT COMMENTARY

FUND INFORMATION

Ticker Symbol	QFFOX (Ordinary)
QEMAX (Institutional)

Number of Companies	73

Price to Book Ratio	2.4

Price to Earnings Ratio	13.0

Net Assets Under Management	$145.8 Million

For the fiscal year ended March 31, 2006, the Fund’s Ordinary Shares returned 46.77%, slightly underperforming its benchmark, the Morgan Stanley Emerging Markets Index, by 0.68%. The benchmark returned 47.45% for the same period.

Commodity prices in many different materials such as steel, cement and oil all rose dramatically during the year and the portfolio benefitted from holding stocks in these industries. Shipping companies saw higher traffic, but rapidly rising fuel prices eroded profits. Our holdings in the transportation industry were the largest detractors from portfolio performance and contributed most to the under performance versus the benchmark.

During the second half of the fiscal year, there were no material changes to the strategy or the portfolio. Over that period, we saw very strong contributions to the Fund. We expect to see strength in the emerging markets over the next year. The economic underpinnings in most of these markets have continued to exhibit strength and will continue to support stock prices in these markets. Of course, there are several global factors and events that could influence the outcome in these markets including but not limited to changes in crude oil prices, China’s economic policies, and worldwide political concerns.

Rising oil prices will likely have the most impact in markets across the world. The management of China’s rapidly growing economy is a concern to many markets that export to China. Loan growth in China has grown dramatically, along with property ownership increasing. Creation of a real estate bubble is a major concern. Policy measures such as allowing the currency to appreciate, tightening lending control, or decreasing subsidies for things such as exports or land and natural resources can all be used to reign in economic growth. Changes in these policies could have a very different effect on the Chinese economy as well as its trading partners. Any new or expanded military or terrorist action could impact these markets either directly, such as it has in Egypt or more indirectly if the price of oil is impacted by such an action.

The Asian markets have shown strength recently, and we expect this to continue. Both Korea and Taiwan have seen a recent rise in Gross Domestic Product. In both cases the increases are both export-based as well as from internal demand. We expect to see some impact of the instability in Israel, Egypt, and possibly Morocco if the conflicts and terror attacks increase in the Middle East. The factors that have produced the healthy returns in these markets are still in place, and could support further appreciation if the conflicts decrease.

In Latin America, we see strong fundamentals and expect to see returns comparable to the growth in those fundamentals. The giants in Latin America, Argentina and Brazil both look strong in terms of internal growth, export growth and fiscal policy.

The Fund’s portfolio is managed by a team of portfolio managers at Panagora Asset Management, Inc. The Fund’s co-lead portfolio managers are David P. Nolan and Brian R. Bruce.

AVERAGE ANNUAL TOTAL RETURNS

	1Q 2006	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	14.08%	46.77%	27.32%	10.27%	7.52%	9/30/94
Ordinary Shares (adjusted)(1)	12.94%	45.30%	27.06%	10.16%	7.42%
Institutional Shares(2)	14.20%	47.39%	27.92%	N/A	10.69%	4/2/96
MSCI EM(3)	12.12%	47.98%	23.57%	7.56%	5.28%

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

TOP TEN HOLDINGS

Company	% Total Net Assets
Samsung Electronics Company Ltd.	3.7
Taiwan Semiconductor Manufacturing Company Ltd.	3.3
iShares MSCI Emerging Market Index	3.3
LUKoil	3.2
China Mobile Ltd.	2.8
Tatneft	2.8
Siliconware Precision Industries Co.	2.2
Kookmin Bank	2.2
Teva Pharmaceutical Industries Ltd.	2.1
Petroleo Brasileiro SA	2.1

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

SECTOR ALLOCATION

% Total Net Assets
South Korea	18.7
Taiwan	13.2
Brazil	12.8
South Africa	10.8
China	7.4
Russia	5.9
Mexico	4.6
Israel	4.2
Turkey	4.0
India	4.0
Hungary	2.1
Thailand	1.9
Philippines	1.9
Poland	1.8
Czech Republic	1.1
Cash and Other Assets (Net)	5.6

VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS

(QEM) ORDINARY SHARES VS. MSCI EM

** GRAPHIC **

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/06)	$1,205.85	$1,207.82	$1,015.91	$1,017.37
Expenses Paid During The Period	$9.95	$8.35	$9.09	$7.63

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.80% for Ordinary and 1.51% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE All Data as of March 31, 2006

INVESTMENT COMMENTARY

FUND INFORMATION

Ticker Symbol	QFVOX (Ordinary)
QFVIX (Institutional)

Number of Companies	50

Price to Book Ratio	2.4

Price to Earnings Ratio	16.5

Net Assets Under Management	$472.6 Million

For the fiscal year ended March 31, 2006, the Quant Foreign Value Fund’s Ordinary Shares achieved a total investment return of 25.3%, slightly outperforming its comparative benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE”) which returned 24.9%. Despite the fact that foreign currencies were quite weak, especially during the first six months of the fiscal year, the Fund and the index bested the return offered by the United States stock market by a wide margin for the fiscal year. Despite this outperformance, we believe that the promise of international investing is still substantial relative to the U.S. The longer term performance of the Quant Foreign Value fund has been very strong and the comparisons relative to the benchmark remain excellent.

The world economy has been showing growing strength with demand from China and other emerging economies such as India becoming an underpinning of aggregate demand. It is noteworthy that Japan now seems on a firm footing of economic recovery after many years of lackluster performance. The Japanese stock market represents an important part of the MSCI EAFE Index and made a good contribution during the fiscal year with the Nikkei 225 index returning 34.5%. We have expanded our investments in Japan recently. Our strong positioning in materials stocks, South Africa, and in Scandinavia performed well as these areas were stock market leaders in the twelve month period. Finally, the strength of energy stocks in the past year has been an important theme.

Three of our stocks in the materials sector were especially strong contributors to the performance of the fund. South Africa mining company Impala Platinum was the single best stock in our portfolio in the twelve month period. This company has a thirty year production plan to produce over 1.1 million ounces of platinum per year. Industrial demand has been growing rapidly and cash flow has been greatly enhanced by the fact that the company is the lowest cost producer in the industry. Moreover, the safety record has been excellent. Cemex, a Mexican company that is one of the world’s largest producers of cement and other aggregates, was also an outstanding contributor during the year. With operations extending far beyond Mexico, the company has been generating strong and growing cash flows. BHP Billiton, based in Australia, was also a noteworthy contributor to the Fund’s strong performance. This company is the largest resource producer in the world, producing steel making materials, copper, coal, nickel, uranium, and aluminum. The company also has a significant oil and gas exploration and production business. Cash flows have been growing rapidly and BHP continues to have a deep inventory of growth opportunities.

We have benefited substantially from our investments in the housing sector in the United Kingdom. Our holdings in Persimmon, Barratt Developments, and Bellway made a nice contribution to performance. Our strong Scandinavian holdings included YIT, a Finnish construction and engineering firm, KCI Konecranes, another Finnish company that makes industrial cranes, and DNB NOR, a Norwegian bank. Other individual holdings that made a nice contribution included Showa Denko, a Japanese chemical company, Sasol, a South African energy company, and Korean stalwart electronics company Samsung Electronics.

We did have several holdings that impeded performance during the year and we have purged several from the portfolio. These holdings included Japanese internet software and services company eAccess, and UK industrial machinery company FKI. Another holding that was an impediment was Samsung SDI, a Korean electronics equipment manufacturer. We are retaining this investment as we continue to see promise.

Since our last semi-annual report we have slightly repositioned the portfolio to take advantage of better values we see throughout the world. The most significant change in the portfolio composition was the increase in our allocation to Japan. Increased by about 10%, our new investments followed a very productive research trip to Japan in February. Our new investments centered on shipping companies and domestic consumer-oriented firms. To fund this significant increase in Japanese investments, we cut back on many holdings with particular emphasis in Europe and in the financial and consumer discretionary sectors.

The portfolio construction is a function of the bottom-up research process; country and sector allocations are the result of stock selection. As a result of this process, we conclude that international markets are attractive relative to the U.S. and we see considerable opportunity in Asia, particularly in Japan where we have now increased our exposure considerably. We also see opportunities in Latin America and in emerging economies in Central Europe, and we intend to focus our research on these areas in coming months.

We are mindful of the effect of high oil prices on oil consuming countries as well as the effect of higher commodity prices on the increasingly important Chinese economy. These are risks that we will be monitoring carefully.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, Inc.

AVERAGE ANNUAL TOTAL RETURNS

	1Q 2006	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	13.06%	26.59%	19.46%	N/A	10.46%	5/15/98
Ordinary Shares (adjusted)(1)	11.93%	25.32%	19.22%	N/A	10.32%
Institutional Shares(2)	13.18%	26.96%	19.79%	N/A	14.24%	12/18/98
MSCI EAFE(3)	9.47%	24.94%	10.04%	6.83%	6.07%

(1) Reflects deduction of a 1% deferred sales charge.

(2) Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

(3) The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

TOP TEN HOLDINGS

Company	% Total Net Assets
Impala Platinum Holdings Ltd.	2.1
Sasol Ltd.	2.1
BHP Billiton	2.1
DNB Holding ASA	2.0
KDDI Corporation	2.0
Crest Nicholson PLC	2.0
Greencore Group PLC	2.0
Peugeot SA	2.0
KCI Konescranes OYJ	2.0
Showa Denko K.K.	2.0

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

SECTOR ALLOCATION

% Total Net Assets
Japan	18.2
United Kingdom	11.6
Finland	9.5
France	7.7
South Africa	7.2
Norway	6.4
South Korea	5.2
Ireland	4.0
Spain	3.8
Sweden	3.7
Australia	2.1
Germany	2.0
Mexico	2.0
Belgium	1.9
Netherlands	1.9
Portugal	1.8
Canada	1.7
Cash and Other Assets (Net)	9.3

VALUE OF A $10,000 INVESTED IN QUANT FOREIGN VALUE

(QFV) ORDINARY SHARES VS. MSCI EAFE

** GRAPHIC **

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/06)	$1,179.23	$1,180.89	$1,016.60	$1,017.83
Expenses Paid During The Period	$9.08	$7.75	$8.40	$7.17

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Ordinary and 1.42% for Institutional) multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund’s website at www.quantfunds.com. Before investing, carefully consider the Fund’s investment objectives, risks, charges and expenses. For this and other information obtain the Fund’s prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FUNDS

PORTFOLIO OF INVESTMENTS March 31, 2006

QUANT SMALL CAP FUND

COMMON STOCK—98.5%

	Shares	Value
AEROSPACE & DEFENSE—0.9%
EDO Corporation	31,730	$978,871

CHEMICALS—1.1%
Cambrex Corporation	61,860	1,208,744

COMMERCIAL SERVICES & SUPPLIES—11.3%
AMN Healthcare Services, Inc. (a)	57,196	1,070,709
CRA International, Inc. (a)	21,315	1,049,977
Heidrick & Struggles International, Inc. (a)	25,996	943,135
Huron Consulting Group, Inc. (a)	36,177	1,095,801
Kforce Inc. (a)	223,290	2,846,948
Mobile Mini, Inc. (a)	38,080	1,177,434
Sotheby’s Holdings Inc. (a)	87,650	2,545,356
Waste Connections, Inc. (a)	46,809	1,863,466
		12,592,826
COMMUNICATIONS EQUIPMENT—6.3%
Comverse Technology, Inc. (a)	74,685	1,757,338
DSP Group Inc. (a)	79,910	2,318,189
NICE Systems, Ltd. (a) (b)	17,005	866,575
Polycom, Inc. (a)	49,130	1,065,138
Sierra Wireless, Inc. (a)	89,354	1,043,655
		7,050,895
COMPUTERS & PERIPHERALS—1.5%
Avid Technology, Inc. (a)	8,323	361,718
Intermec, Inc. (a)	43,190	1,317,727
		1,679,445
CONSTRUCTION MATERIAL—1.9%
Florida Rock Industries, Inc.	37,613	2,114,603

DIVISIFIED FINANCIAL SERVICES—3.0%
Asset Acceptance Capital Corp. (a)	32,850	639,590
Cash America International, Inc.	21,275	638,676
Euronet Worldwide, Inc. (a)	54,082	2,045,922
Leesport Financial Corporation	139	3,611
		3,327,799
ELECTRIC & WATER UTILITIES—0.9%
Ormat Technologies Inc.	24,840	946,404

ENERGY EQUIPMENT & SERVICES—9.0%
Carbo Ceramics Inc.	26,051	1,482,562
Core Laboratories N.V. (a)	115,200	5,477,760
Grey Wolf, Inc. (a)	253,755	1,887,937
Hornbeck Offshore Services, Inc. (a)	31,045	1,119,793
		9,968,052
FOOD PRODUCTS—3.4%
United Natural Foods, Inc. (a)	37,660	1,316,970
Wild Oats Markets, Inc. (a)	120,915	2,458,202
		3,775,172
FOOTWEAR—1.5%
Brown Shoe Company, Inc.	32,375	1,699,040

HEALTH CARE EQUIPMENT & SERVICES—8.8%
Omnicell Inc. (a)	102,063	1,162,498
Schein (Henry), Inc. (a)	42,450	2,031,657
Sierra Health Services, Inc. (a)	106,550	4,336,585

Stereotaxis, Inc. (a)	31,995	403,457
Sunrise Senior Living, Inc. (a)	46,165	1,799,050
		9,733,247

HOTELS, RESTAURANTS & LEISURE—7.4%
Intrawest Corporation	29,800	$1,018,862
RARE Hospitality International, Inc. (a)	78,547	2,735,792
Sonic Corp. (a)	52,408	1,841,093
Vail Resorts, Inc. (a)	68,505	2,618,261
		8,214,008
INSURANCE—1.6%
Selective Insurance Group, Inc.	33,005	1,749,265

INTERNET & CATALOG RETAIL—0.3%
NutriSystem Inc. (a)	7,223	341,619

MACHINERY—3.8%
Actuant Corporation Class A	19,580	1,198,688
Gardner Denver, Inc. (a)	30,215	1,970,018
TurboChef Technologies, Inc. (a)	88,779	1,083,104
		4,251,810
MEDIA—5.6%
Entercom Communications Corporation	75,143	2,097,993
IMAX Corporation (a)	113,895	1,156,034
Lions Gate Entertainment Corporation (a)	142,715	1,448,557
Playboy Enterprises, Inc. (a)	105,405	1,496,751
		6,199,335
METALS & MINING—2.7%
Coeur d’Alene Mines Corporation (a)	457,006	2,997,959

PHARMACEUTICALS & BIOTECHNOLOGY—0.2%
ViroPharma Incorporated (a)	22,308	283,312

REAL ESTATE—14.2%
American Campus Communities, Inc.	57,747	1,496,225
Entertainment Properties Trust	96,955	4,070,171
FelCor Lodging Trust Inc.	68,410	1,443,451
Grubb & Ellis Company (a)	93,180	1,243,953
Strategic Hotel Capital, Inc.	72,496	1,687,707
Universal Health Realty Income Trust	30,585	1,117,270
Ventas, Inc.	144,110	4,781,570
		15,840,347
RETAILING—2.4%
Dress Barn, Inc. (a)	12,615	604,889
GUESS?, Inc. (a)	33,210	1,298,843
Urban Outfitters, Inc. (a)	30,015	736,568
		2,640,300
SOFTWARE & SERVICES—4.8%
Internet Capital Group, Inc. (a)	74,278	699,699
Photon Dynamics, Inc. (a)	12,220	229,125
Ulticom, Inc. (a)	134,509	1,445,971
Verint Systems Inc. (a)	49,160	1,738,789
webMethods, Inc. (a)	141,453	1,191,034
		5,304,618
WIRELESS TELECOMMUNICATION SERVICES—5.9%
Crown Castle International Corporation (a)	183,327	5,197,320
SBA Communications Corporation (a)	57,800	1,353,098
		6,550,418
TOTAL COMMON STOCK (Cost $74,713,383)		109,448,089

SHORT TERM INVESTMENTS—2.7%
	Par Value	Value
State Street Bank & Trust Repurchase Agreement 1.5%, 04/03/06, (Dated 3/31/06), Collateralized by $3,225,000 U.S. Treasury Note 3.875%, 09/15/10, Market Value $3,104,456, Repurchase Proceeds $3,043,380 (Cost $3,043,000)	$3,043,000	$3,043,000
TOTAL INVESTMENTS—101.2% (Cost $77,756,383) (c)		112,491,089
OTHER ASSETS & LIABILITIES (NET)—(1.2)%		(1,313,698)
NET ASSETS—100%		$111,177,391

(a)  Non-income producing security.

(b)  ADR—American Depositary Receipts

(c)  At March 31, 2006, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $77,854,573 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$36,183,546
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,547,030)
Net unrealized appreciation	$34,636,516

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

PORTFOLIO OF INVESTMENTS March 31, 2006

QUANT GROWTH AND INCOME FUND

COMMON STOCK—97.0%

	Shares	Value
AEROSPACE & DEFENSE—3.9%
Lockheed Martin Corporation	31,400	$2,359,082

BANKS—6.4%
Bank of America Corporation	50,900	2,317,986
National City Corporation	12,700	443,230
Wachovia Corporation	8,700	487,635
Washington Mutual, Inc	15,400	656,348
		3,905,199
CHEMICALS—0.1%
Tronox Incorporated	1,552	26,369

COMMUNICATIONS EQUIPMENT—4.1%
Cisco Systems, Inc. (a)	52,100	1,129,007
Motorola, Inc.	59,500	1,363,145
		2,492,152
COMPUTERS & PERIPHERALS—3.6%
EMC Corporation (a)	25,300	344,839
Hewlett-Packard Company	28,900	950,810
International Business Machines	8,000	659,760
NCR Corporation (a)	5,600	234,024
		2,189,433
DIVERSIFIED FINANCIAL SERVICES—8.0%
AmeriCredit Corporation (a)	44,600	1,370,558
Capital One Financial Corporation	12,600	1,014,552
Citigroup Inc.	25,666	1,212,205
Downey Financial Corporation	18,800	1,265,240
		4,862,555
DIVERSIFIED TELECOMMUNICATION SERVICES—1.8%
AT&T Corporation	41,387	1,119,104

ELECTRIC COMPONENTS & EQUIPMENT UTILITIES—0.7%
Thomas & Betts Corporation (a)	8,500	436,730

ELECTRIC UTILITIES—0.6%
TXU Corporation	8,500	380,460

FOOD & STAPLES RETAILING—2.9%
Archer-Daniels-Midland Company	16,000	538,400
Carolina Group	12,100	571,967
Coca-Cola Enterprises, Inc.	11,900	242,046
Dean Foods Company	7,700	298,991
Walgreen Co.	2,500	107,825
		1,759,229
GAS UTILITIES—0.9%
Sempra Energy	11,900	552,874

HEALTH CARE EQUIPMENT & SERVICES—5.9%
Express Scripts, Inc. (a)	15,900	1,397,610
McKesson Corporation	35,400	1,845,402
Waters Corporation (a)	9,000	388,350
		3,631,362
HOTELS, RESTAURANTS & LEISURE—2.2%
Darden Restaurants, Inc.	23,300	955,999
McDonald’s Corporation	11,000	377,960
		1,333,959

HOUSEHOLD DURABLES—1.6%
Newell Rubbermaid, Inc.	39,500	$995,005

HOUSEHOLD PRODUCTS—1.4%
Energizer Holdings, Inc. (a)	16,300	863,900

INDUSTRIAL CONGLOMERATES—6.1%
Cooper Industries, Ltd	16,200	1,407,780
General Electric Company	50,000	1,739,000
Teleflex Incorporated	7,900	565,877
		3,712,657
INSURANCE—4.4%
AFLAC Inc.	7,400	333,962
American International Group, Inc.	12,900	852,561
MetLife, Inc.	17,100	827,127
The St. Paul Travelers Companies, Inc.	16,900	706,251
		2,719,901
LEISURE EQUIPMENT & PRODUCTS—2.4%
Hasbro, Inc.	57,900	1,221,690
IAC/InterActiveCorp	7,600	223,972
		1,445,662
MACHINERY—0.9%
Cummins, Inc.	2,900	304,790
Nordson Corporation	4,400	219,384
		524,174
MEDIA—3.5%
CBS Corporation Class B	49,500	1,187,010
Gannett Co., Inc.	15,600	934,752
		2,121,762
OIL & GAS—8.3%
Exxon Mobil Corporation	51,300	3,122,118
Kerr-McGee Corporation	7,700	735,196
Sunoco, Inc.	15,600	1,210,092
		5,067,406

PAPER & FOREST PRODUCTS—3.6%
Weyerhaeuser Company	30,900	2,238,087

PHARMACEUTICALS & BIOTECHNOLOGY—9.6%
Biogen Idec, Inc. (a)	24,000	1,130,400
Johnson & Johnson	18,300	1,083,726
King Pharmaceuticals, Inc. (a)	9,200	158,700
Merck & Co., Inc.	66,800	2,353,364
Pfizer Inc.	44,100	1,098,972
		5,825,162
RETAILING—6.0%
Barnes & Noble, Inc.	57,000	2,636,250
Claire’s Stores, Inc.	6,400	232,384
Rent-A-Center, Inc. (a)	10,800	276,372
Sherwin-Williams Company	10,000	494,400
		3,639,406
SEMICONDUCTOR EQUIPMENT—2.0%
Intel Corporation	33,000	$638,550
Lam Research Corporation (a)	6,300	270,900
Texas Instruments Incorporated	10,300	334,441
		1,243,891
SOFTWARE & SERVICES—6.1%
Autodesk, Inc.	32,400	1,248,048
BMC Software, Inc. (a)	66,400	1,438,224
CACI International, Inc. (a)	6,700	440,525
Computer Sciences Corporation (a)	6,800	377,740
CSG Systems International, Inc (a)	8,600	200,036
		3,704,573
TOTAL COMMON STOCK (Cost $53,705,263) (b)		59,150,094
OTHER ASSETS & LIABILITIES (NET)—3.0%		1,809,776
NET ASSETS—100%		$60,959,870

(a)  Non-income producing security.

(b)  At March 31, 2006, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $53,706,718 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,241,183
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(797,807)
Net unrealized appreciation	$5,443,376

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

PORTFOLIO OF INVESTMENTS March 31, 2006

QUANT EMERGING MARKETS FUND

COMMON STOCK—88.4%

	Shares	Value
BRAZIL—7.5%
Companhia Energetica de Minas Gerais (a)	23,615	$1,073,774
Gerdau SA (a)	105,658	2,379,418
Petroleo Brasileiro SA (a)	38,359	3,062,966
Unibanco-Uniao de Bancos Brasileiros SA (b)	28,471	2,104,291
Usinas Siderurgicas de Minas Gerais SA (a)	60,900	2,254,360
		10,874,809
CHINA—7.4%
Angang New Steel Co. Ltd	3,002,000	2,804,722
China Mobile Ltd.	781,500	4,103,909

China Shipping Development Company, Ltd.	1,684,000	1,323,771
PetroChina Company Ltd.	2,414,000	2,535,339
		10,767,741
CZECH REPUBLIC—1.1%
CEZ AS	44,726	1,567,458

HUNGARY—2.1%
MOL Magyar Olaj es Gazipaari RT	17,400	1,786,943
OTP Bank RT	35,700	1,239,606
		3,026,549
INDIA—4.0%
Infosys Technologies Ltd. (a)	16,100	1,253,546
Mahindra & Mahindra Ltd. (b)	118,400	1,672,992
State Bank of India (b)	54,927	2,924,863
		5,851,401
ISRAEL—4.2%
Bank Leumi Le Israel	415,800	1,515,192
Partner Communications Company	200,800	1,547,380
Teva Pharmaceutical Industries Ltd.	75,700	3,105,791
		6,168,363
MEXICO—4.6%
Alfa SA	179,000	1,020,558
Consorcio Ara SA	211,000	938,939
Controladora Comercial Mexicana SA de CV	721,300	1,232,941
Grupo Mexico SA	934,700	2,641,413
Telefonos De Mexico	752,000	847,975
		6,681,826
PHILIPPINES—1.9%
First Philippine Holdings Corporation	2,662,800	2,423,096
Philippine Long Distance Telephone Company	8,630	325,103
		2,748,199
POLAND—1.8%
KGHM Polska Miedz SA	105,100	2,699,208

RUSSIA—5.9%
LUKoil (a)	55,000	4,587,000
Tatneft (a)	38,950	4,009,903
		8,596,903

SOUTH AFRICA—10.8%
African Bank Investments Ltd.	395,000	$1,932,965
Foschini Ltd.	294,200	2,784,743
MTN Group Ltd.	123,000	1,229,001
Reunert Ltd.	126,790	1,402,827
Sanlam Limited	476,400	1,277,108
Standard Bank Group Ltd.	137,197	1,890,220
Steinoff International Holdings Ltd.	541,900	1,954,538
Telkom South Africa Limited	39,800	1,038,809
Tiger Brands Ltd.	81,984	2,316,331
		15,826,542
SOUTH KOREA—18.7%
Daelim Industrial Company Ltd.	16,610	1,316,287
GS Engineering & Construction Company Ltd.	32,130	1,911,299
Hyundai Heavy Industries	22,340	1,949,706
Hyundai Mipo Dockyard Company, Ltd.	23,100	1,987,506
Hyundai Motor Company Ltd.	24,390	2,050,803
Hyundai Securites	120,390	1,660,295
Kookmin Bank	37,070	3,200,919
Korea Electric Power Corporation	35,420	1,487,301
LG International Corp.	87,820	2,160,138

Samsung Electronics Company Ltd.	8,340	5,407,503
Shinhan Financial Group Ltd.	46,070	2,062,517
SK Corporation	19,250	1,291,720
SK Telecom Company Ltd.	4,090	810,297
		27,296,291
TAIWAN—12.5%
Asustek Computer Inc.	342,100	927,486
AU Optronics Corp	959,000	1,441,816
Delta Electronics Inc.	288,113	670,164
Formosa Chemical & Fiber Corp	163,900	264,090
High Tech Computer Corp	53,000	1,449,975
Hon Hai Precision Industry Corporation Ltd.	397,652	2,462,469
MediaTek Incorporation	82,500	954,411
Siliconware Precision Industries Co.	2,509,000	3,265,870
Synnex Technology International Corporation	351,263	390,130
Taiwan Semiconductor Manufacturing Company Ltd.	2,451,000	4,847,858
Wintek Corporation	1,171,000	1,605,419
		18,279,688
THAILAND—1.9%
Charoen Pokphand Foods Public Company Ltd.	8,409,000	1,179,489
PTT Public Company	256,900	1,547,152
		2,726,641
TURKEY—4.0%
Turkcell Iletisim Hizmetleri AS	269,000	1,722,561
Turkiye Garanti Bankasi AS	531,125	1,977,383
Yapi ve Kredi Bankasi AS (c)	416,300	2,200,841
		5,900,785
TOTAL COMMON STOCK (Cost $87,180,593)		129,012,404

PREFERRED STOCK—5.3%

BRAZIL—5.3%
Banco Bradesco SA (a)	47,022	$1,688,560
Braskem SA (a)	43,063	642,069
CIA Vale do Rio Doce (a)	53,350	2,306,321
Sadia SA (a)	43,699	1,184,680
Tim Participacoes SA (a)	52,400	1,940,372
		7,762,002
TOTAL PREFERRED STOCK (Cost $6,540,212)		7,762,002
EXCHANGE TRADED FUNDS—4.0%
OTHER—3.3%
iShares MSCI Emerging Market Index	48,100	4,761,900
TAIWAN—0.7%
iShares MSCI Taiwan Index Fund	76,000	967,480
TOTAL EXCHANGE TRADED FUNDS (Cost $5,400,420)		5,729,380
SHORT TERM INVESTMENTS—3.2%

	Par Value	Value

State Street Bank & Trust Repurchase Agreement 1.5%, 4/03/06, (Dated 3/31/06), Collateralized by $4,885,000 U.S. Treasury Note 3.875%, 09/15/10, Market Value $4,702,408, Repurchase Proceeds $4,606,576 (Cost $4,606,000)	$4,606,000	$4,606,000
TOTAL INVESTMENTS—100.9% (Cost $103,727,225) (d)		147,109,786
OTHER ASSETS & LIABILITIES (NET)—(0.9)%		(1,314,599)
NET ASSETS—100%		$145,795,187

(a)  ADR—American Depositary Receipts

(b)  GDR—Global Depositary Receipts

(c)  Non-income producing security.

(d)  At March 31, 2006, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $103,728,512 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$44,425,555
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,044,281)
Net unrealized appreciation	$43,381,274

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS

(as a percentage of Total Common, Preferred Stock,

and Exchange Traded Funds)

Consumer Discretionary	6.6%
Consumer Staples	4.2%
Energy	13.2%
Exchange Traded Funds	4.0%
Financial	18.0%
Health Care	2.2%
Industrial	8.2%
Information Technology	18.3%
Material	11.2%
Telecommunication Services	9.5%
Utilities	4.6%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

PORTFOLIO OF INVESTMENTS March 31, 2006

QUANT FOREIGN VALUE FUND

COMMON STOCK—90.7%

	Shares	Value
AUSTRALIA—2.1%
BHP Billiton Ltd.	358,850	$7,198,245
BHP Billiton PLC	155,380	2,841,625
		10,039,870
BELGIUM—1.9%
Solvay SA	79,310	9,174,195

CANADA—1.7%
Methanex Corporation	401,690	8,229,377

FINLAND—9.5%
Cargotec Corporation	226,300	9,284,283
KCI Konecranes OYJ	549,280	9,467,368
Kone Corporation OYJ-B	207,700	8,564,049
UPM-Kymmene OYJ	363,480	8,603,244
Yit-Yhtyma OYJ	338,000	9,181,717
		45,100,661
FRANCE—7.7%
Christian Dior	84,130	8,409,334
Compagnie de Saint Gobain SA	130,370	9,122,715
Imerys SA	107,910	9,103,190
Peugeot SA	151,190	9,542,749
		36,177,988
GERMANY—2.0%
Continental AG	84,450	9,312,616

IRELAND—4.0%
CRH PLC	266,552	9,343,858

Greencore Group PLC	2,044,019	9,551,968
		18,895,826
JAPAN—18.2%
Asahi Breweries Ltd.	629,600	8,948,738
Central Japan Railway Company	862	8,510,320
Iino Kaiun Kaisha	676,200	6,583,878
Kansai Electric Power Company Inc.	379,400	8,444,027
KDDI Corporation	1,790	9,582,621
Maruichi Steel Tube Ltd.	356,300	8,900,298
Meiji Dairies Corporation	1,510,000	8,841,908
Nippon Yusen Kabushiki Kaisha	1,393,000	8,524,337
Showa Denko K.K.	2,117,000	9,423,303
Tokyo Electric Power Company Inc.	334,300	8,350,743
		86,110,173
MEXICO—2.0%
Cemex S.A. de C.V. (a)	144,214	9,414,290

NETHERLANDS—1.9%
ABN-AMRO Holdings NV	297,205	8,924,891

NORWAY—6.4%
Aker Seafoods ASA	423,740	2,652,864
Camillo Eitzen & Company	818,070	8,869,118
DNB Holding ASA	714,600	9,629,625
Yara International ASA	555,200	8,838,064
		29,989,671
PORTUGAL—1.8%
Portugal Telecom SGPS SA	711,950	8,650,290

SOUTH AFRICA—7.2%
Impala Platinum Holdings Ltd.	53,060	$10,043,038
Metorex Ltd. (b)	3,489,905	5,386,531
Sappi Ltd.	572,130	8,553,599
Sasol Ltd.	265,270	10,041,903
		34,025,071
SOUTH KOREA—5.2%
Samsung Electronics Company Ltd.	13,610	8,824,474
Samsung SDI Company Ltd.	100,970	8,209,365
SK Telecom Company Ltd.	37,610	7,451,166
		24,485,005
SPAIN—3.8%
Banco Bilbao Vizcaya Argentaria	427,340	8,932,105
Repsol YPF SA	312,600	8,893,930
		17,826,035
SWEDEN—3.7%
Autoliv Inc.	155,230	8,782,913
Svenska Cellulosa AB	196,430	8,647,901
		17,430,814
UNITED KINGDOM—11.6%
Barratt Developments PLC	496,720	9,148,923
Bellway PLC	438,290	9,414,362
Crest Nicholson PLC	1,055,480	9,564,232
Lloyds TSB Group PLC	932,283	8,926,217
Persimmon PLC	373,704	8,631,538
Wimpey (George) PLC	936,638	9,114,529
		54,799,801
TOTAL COMMON STOCK (Cost $331,304,785)		428,586,574

SHORT TERM INVESTMENTS—8.5%

	Par Value	Value

United States—8.5%
American Express Credit Corporation Commercial Paper, Yield of 4.50%, Maturing on 4/04/06 (Cost $9,086,000)	$9,086,000	9,086,000
Prudential Funding Corporation Commercial Paper, Yield of 4.63%, Maturing on 4/03/06 (Cost $11,293,000)	11,293,000	11,293,000
General Electric Capital Corporation Commercial Paper, Yield of 4.73%, Maturing on 4/04/06 (Cost $19,623,000)	19,623,000	19,623,000
TOTAL SHORT TERM INVESTMENTS—8.5% (Cost $40,002,000)		40,002,000
TOTAL INVESTMENTS—99.2% (Cost $371,306,785) (c)		468,588,574
OTHER ASSETS & LIABILITIES (NET)—0.8%		3,997,290
NET ASSETS—100%		$472,585,864

(a)  ADR—American Depositary Receipts

(b)  Non-income producing security.

(c)  At March 31, 2006, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $371,399,771 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$99,113,548
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,924,745)
Net unrealized appreciation	$97,188,803

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS

(as a percentage of Total Common and Preferred Stock)

Consumer Discretionary	19.1%
Consumer Staples	7.0%
Energy	4.4%
Financial	8.5%
Industrial	18.2%
Information Technology	4.0%
Material	28.9%
Telecommunication Services	6.0%
Utilities	3.9%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES March 31, 2006

	Small Cap	Growth and Income	Emerging Markets	Foreign Value
Assets:
Investments at value (Note 2)	$109,448,089	$59,150,094	$142,503,786	$468,588,574
Repurchase Agreements	3,043,000	—	4,606,000	—
Foreign currency at value (Cost $255,349 for Emerging Markets and $1,326,970 for Foreign Value)	—	—	254,783	1,329,932
Cash	436	1,812,390	1,848	65,050
Dividends, interest and foreign tax reclaims receivable	94,707	58,424	454,433	1,952,991
Receivable for investments sold	—	—	—	606,771
Receivable for shares of beneficial interest sold	7,053	21,121	539,204	2,736,559
Other assets	13,863	7,527	7,238	22,387
Total assets	112,607,148	61,049,556	148,367,292	475,302,264

Liabilities:
Payable for investments purchased	1,249,960	—	2,152,837	1,888,248

Payable for shares of beneficial interest repurchased	6,061	—	55,765	160,427
Payable for compensation of Manager (Note 3)	91,621	38,753	115,883	372,388
Payable for distribution fees (Note 3)	40,760	25,415	28,616	86,682
Payable to custodian	3,927	203	17,912	31,646
Payable to transfer agent (Note 3)	16,004	11,637	18,251	66,560
Payable for foreign capital gain tax	—	—	143,874	—
Other accrued expenses	21,424	13,678	38,967	110,449
Total liabilities	1,429,757	89,686	2,572,105	2,716,400
Net assets	$111,177,391	$60,959,870	$145,795,187	$472,585,864

Net Assets consist of:
Shares of beneficial interest	$72,630,184	$59,083,313	$98,238,494	$345,920,775
Undistributed net investment income	—	117,007	621,680	2,242,437
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	3,812,501	(3,685,281)	3,687,371	27,133,520
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	34,734,706	5,444,831	43,247,642*	97,289,132

Net assets	$111,177,391	$60,959,870	$145,795,187	$472,585,864
Investments, at cost	$77,756,383	$53,705,263	$103,727,225	$371,306,785

Net assets
Ordinary Shares	$98,879,361	$59,975,554	$144,088,429	$441,614,059
Institutional Shares	$12,298,030	$984,316	$1,706,758	$30,971,805
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
Ordinary Shares	4,300,874	4,064,335	7,259,027	22,175,000
Institutional Shares	484,270	63,908	84,889	1,548,108
Net asset value and offering price per share**
Ordinary Shares	$22.99	$14.76	$19.85	$19.91
Institutional Shares	$25.39	$15.40	$20.11	$20.01

*  Net of foreign capital gain tax of $143,874.

**  A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. A redemption fee of 2% is withheld and paid to the Fund on redemptions of Institutional Shares made within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF OPERATIONS Year Ended March 31, 2006

	Small Cap	Growth and Income	Emerging Markets	Foreign Value
Investment Income:
Dividends*	$806,838	$980,106	$2,692,905	$8,441,188
Interest	45,259	—	29,970	619,701
Miscellaneous (Note 9)	—	—	—	300,000
Total investment income	852,097	980,106	2,722,875	9,360,889

Expenses:
Compensation of Manager (Note 3)	966,580	404,193	804,927	3,018,418
Distribution fees, Ordinary Shares (Note 3)	429,813	264,890	320,061	698,711
Custodian fees	48,925	29,723	194,715	359,928
Transfer agent fees (Note 3):
Ordinary Shares	143,513	88,545	145,693	478,332
Institutional Shares	17,465	1,602	2,160	39,020
Audit and legal	32,106	17,795	27,514	95,437
Registration fees	23,027	13,126	35,644	70,290

Insurance	19,788	10,971	17,056	58,997
Compensation of Trustees (Note 3)	6,157	3,412	5,301	18,341
Printing	17,537	9,719	14,945	52,122
Miscellaneous (Note 3)	61,513	39,506	55,680	163,578
Total expenses before waivers and/or reimbursements, and reductions	1,766,424	883,482	1,623,696	5,053,174
Waivers and/or reimbursements of expenses (Note 3)	—	—	—	—
Fees reduced by credits allowed by Custodian (Note 3)	(1,015)	(22,620)	(2,227)	(3,623)

Expenses, net	1,765,409	860,862	1,621,469	5,049,551
Net investment income (loss)	(913,312)	119,244	1,101,406	4,311,338

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Translation:
Net realized gain (loss) (Note 2) on:
Investments**	13,739,164	6,557,703	5,782,487	32,517,900
Foreign denominated assets, liabilities and currency	5	—	(29,477)	(535,373)
Change in unrealized appreciation (depreciation) of:
Investments	8,842,777	701,430	28,846,343	46,337,419
Foreign denominated assets, liabilities and currency	—	—	(36,515)	13,670
Net realized and unrealized gain (loss)	22,581,946	7,259,133	34,562,838	78,333,616
Net increase (decrease) in net assets resulting from operations	$21,668,634	$7,378,377	$35,664,244	$82,644,954

*  Dividends are net of foreign withholding taxes of $620 for Small Cap, $297,937 for Emerging Markets and $838,312 for Foreign Value.

**  Net realized gain (loss) on Investments is net of foreign capital gain tax of $30,623 for Emerging Markets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap		Growth and Income
	Year ended March 31, 2006	Year ended March 31, 2005	Year ended March 31, 2006	Year ended March 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(913,312)	$(909,015)	$119,244	$37,666
Net realized gain (loss) on investments, foreign denominated assets, liabilities and currency	13,739,169	7,381,237	6,557,703	408,306
Unrealized appreciation (depreciation) of investments and foreign denominated assets, liabilities and currency	8,842,777	1,308,280	701,430	2,099,385
Net increase (decrease) in net assets resulting from operations	21,668,634	7,780,502	7,378,377	2,545,357
Distributions to shareholders from:
Net investment income
Ordinary Shares	—	—	(35,346)	—
Institutional Shares	—	—	(4,557)	—
Net realized gains
Ordinary Shares	(11,455,318)	(2,672,535)	—	—
Institutional Shares	(1,327,896)	(271,599)	—	—
	(12,783,214)	(2,944,134)	(39,903)	—
Fund share transactions, net (Note 8)	12,476,747	7,038,605	6,781,809	84,079
Increase (decrease) in net assets	21,362,167	11,874,973	14,120,283	2,629,436
Net assets beginning of year	89,815,224	77,940,251	46,839,587	44,210,151
Net assets end of year*	$111,177,391	$89,815,224	$60,959,870	$46,839,587
* Includes undistributed net investment income (loss) of	$—	$—	$117,007	$37,666

The accompanying notes are an integral part of these financial statements.

	Emerging Markets		Foreign Value
	Year ended March 31, 2006	Year ended March 31, 2005	Year ended March 31, 2006	Year ended March 31, 2005
Increase (Decrease) in Net Assets:

Operations:
Net investment income (loss)	$1,101,406	$516,892	$4,311,338	$1,426,067
Net realized gain (loss) on investments, foreign denominated assets, liabilities and currency	5,753,010	4,313,583	31,982,527	3,391,762
Unrealized appreciation (depreciation) of investments and foreign denominated assets, liabilities and currency	28,809,828	1,621,854	46,351,089	21,850,451
Net increase (decrease) in net assets resulting from operations	35,664,244	6,452,329	82,644,954	26,668,280
Distributions to shareholders from:
Net investment income
Ordinary Shares	(1,206,849)	(714,431)	(2,226,536)	(1,044,325)
Institutional Shares	(21,130)	(15,515)	(213,426)	(143,033)
Net realized gains
Ordinary Shares	(3,620,548)	(1,027,906)	(1,332,469)	(2,276,970)
Institutional Shares	(50,994)	(19,106)	(104,281)	(260,594)
	(4,899,521)	(1,776,958)	(3,876,712)	(3,724,922)
Fund share transactions, net (Note 8)	52,267,192	15,745,173	169,845,562	100,728,832
Increase (decrease) in net assets	83,031,915	20,420,544	248,613,804	123,672,190
Net assets beginning of year	62,763,272	42,342,728	223,972,060	100,299,870
Net assets end of year*	$145,795,187	$62,763,272	$472,585,864	$223,972,060
* Includes undistributed net investment income (loss) of	$621,680	$190,145	$2,242,437	$905,993

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT SMALL CAP FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.13	$19.93	$12.44	$18.71	$17.46
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.22)	(0.24)	(0.19)	(0.12)	(0.22)
Net realized and unrealized gain/(loss) on securities	5.16	2.18	7.68	(5.32)	1.48
Total from Investment Operations	4.94	1.94	7.49	(5.44)	1.26
Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized capital gains	(3.08)	(0.74)	—	(0.83)	(0.01)
Total Distributions	(3.08)	(0.74)	—	(0.83)	(0.01)
Net Asset Value, End of Period	$22.99	$21.13	$19.93	$12.44	$18.71
Total Return (d)	24.51%	9.76%	60.21%	(29.24)%	7.19%
Net Assets, End of Period (000’s)	$98,879	$80,199	$69,851	$42,545	$65,153
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.88%	1.98%	2.00%	2.04%	1.97%
Gross	1.88%	1.98%	2.00%	2.04%	1.97%
Including custody credits	1.88%	1.98%	2.00%	2.04%	1.96%
Ratio of net investment income (loss) to average net assets (c)	(1.00)%	(1.17)%	(1.13)%	(0.81)%	(1.18)%
Portfolio Turnover	57%	43%	67%	62%	93%

	Institutional Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.96	$21.48	$13.34	$19.88	$18.46
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.12)	(0.14)	(0.11)	(0.05)	(0.14)
Net realized and unrealized gain/(loss) on securities	5.63	2.36	8.25	(5.66)	1.57
Total from Investment Operations	5.51	2.22	8.14	(5.71)	1.43
Less Distributions:

Dividends from net investment income	—	—	—	—	—
Distributions from realized capital gains	(3.08)	(0.74)	—	(0.83)	(0.01)
Total Distributions	(3.08)	(0.74)	—	(0.83)	(0.01)
Net Asset Value, End of Period	$25.39	$22.96	$21.48	$13.34	$19.88
Total Return (d)	25.06%	10.37%	61.02%	(28.87)%	7.72%
Net Assets, End of Period (000’s)	$12,298	$9,616	$8,089	$5,459	$7,712
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.38%	1.48%	1.50%	1.54%	1.47%
Gross	1.38%	1.48%	1.50%	1.54%	1.47%
Including custody credits	1.38%	1.48%	1.50%	1.54%	1.46%
Ratio of net investment income (loss) to average net assets (c)	(0.50)%	(0.65)%	(0.63)%	(0.31)%	(0.69)%
Portfolio Turnover	57%	43%	67%	62%	93%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

— Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

— Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

— Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT GROWTH AND INCOME FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.88	$12.19	$9.58	$12.87	$13.95
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.03	0.01	(0.02)	(0.06)	(0.12)
Net realized and unrealized gain/(loss) on securities	1.86	0.68	2.63	(3.23)	(0.48)
Total from Investment Operations	1.89	0.69	2.61	(3.29)	(0.60)
Less Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from realized capital gains	—	—	—	—	(0.48)
Total Distributions	(0.01)	—	—	—	(0.48)
Net Asset Value, End of Period	$14.76	$12.88	$12.19	$9.58	$12.87
Total Return (d)	14.67%	5.66%	27.24%	(25.56)%	(4.44)%
Net Assets, End of Period (000’s)	$59,975	$46,015	$43,463	$36,484	$55,464
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.65%	1.77%	1.81%	1.79%	1.72%
Gross	1.65%	1.77%	1.81%	1.79%	1.72%
Including custody credits	1.61%	1.76%	1.80%	1.76%	1.67%

Ratio of net investment income (loss) to average net assets (c)	0.21%	0.08%	(0.20)%	(0.61)%	(0.86)%
Portfolio Turnover	105%	160%	180%	36%	46%

	Institutional Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.43	$12.65	$9.90	$13.23	$14.25
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.10	0.07	0.03	(0.01)	(0.05)
Net realized and unrealized gain/(loss) on securities	1.94	0.71	2.72	(3.32)	(0.49)
Total from Investment Operations	2.04	0.78	2.75	(3.33)	(0.54)
Less Distributions:
Dividends from net investment income	(0.07)	—	—	—	—
Distributions from realized capital gains	—	—	—	—	(0.48)
Total Distributions	(0.07)	—	—	—	(0.48)
Net Asset Value, End of Period	$15.40	$13.43	$12.65	$9.90	$13.23
Total Return (d)	15.19%	6.17%	27.78%	(25.17)%	(3.92)%
Net Assets, End of Period (000’s)	$984	$825	$747	$590	$1,415
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.16%	1.27%	1.31%	1.29%	1.22%
Gross	1.16%	1.27%	1.31%	1.29%	1.22%
Including custody credits	1.11%	1.26%	1.30%	1.26%	1.17%
Ratio of net investment income (loss) to average net assets (c)	0.71%	0.54%	0.30%	(0.13)%	(0.36)%
Portfolio Turnover	105%	160%	180%	36%	46%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

• Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

• Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

• Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT EMERGING MARKETS FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.23	$12.71	$6.12	$7.24	$6.57
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.21	0.14	0.04	0.06	0.04
Net realized and unrealized gain/(loss) on securities	6.28	1.86	6.58	(1.14)	0.68
Total from Investment Operations	6.49	2.00	6.62	(1.08)	0.72

Less Distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.03)	(0.04)	(0.05)
Distributions from realized capital gains	(0.65)	(0.28)	—	—	—
Total Distributions	(0.87)	(0.48)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$19.85	$14.23	$12.71	$6.12	$7.24
Total Return (d)	46.77%	15.89%	108.18%	(14.97)%	11.11%
Net Assets, End of Period (000’s)	$144,088	$61,681	$39,977	$11,207	$10,931
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.83%	1.96%	2.07%	2.30%	2.32%
Gross	1.83%	1.96%	2.07%	2.46%	2.32%
Including custody credits	1.83%	1.96%	2.07%	2.29%	2.31%
Ratio of net investment income (loss) to average net assets (c)	1.23%	1.12%	0.39%	0.88%	0.67%
Portfolio Turnover	34%	53%	45%	150%	38%

	Insitutional Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.39	$12.82	$6.17	$7.30	$6.62
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.29	0.24	0.04	0.07	0.08
Net realized and unrealized gain/(loss) on securities	6.35	1.84	6.68	(1.13)	0.69
Total from Investment Operations	6.64	2.08	6.72	(1.06)	0.77
Less Distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.07)	(0.07)	(0.09)
Distributions from realized capital gains	(0.65)	(0.28)	—	—	—
Total Distributions	(0.92)	(0.51)	(0.07)	(0.07)	(0.09)
Net Asset Value, End of Period	$20.11	$14.39	$12.82	$6.17	$7.30
Total Return (d)	47.39%	16.42%	109.05%	(14.58)%	11.78%
Net Assets, End of Period (000’s)	$1,707	$1,082	$2,365	$282	$2,037
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.45%	1.46%	1.57%	1.80%	1.82%
Gross	1.45%	1.46%	1.57%	1.96%	1.82%
Including custody credits	1.45%	1.46%	1.57%	1.79%	1.81%
Ratio of net investment income (loss) to average net assets (c)	1.75%	1.84%	0.36%	1.22%	1.18%
Portfolio Turnover	34%	53%	45%	150%	38%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

— Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

— Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

— Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.92	$13.50	$7.80	$9.67	$8.66
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.24(f)	0.15	0.22	0.10	0.06
Net realized and unrealized gain/(loss) on securities	3.96	2.66	5.60	(1.91)	0.97
Total from Investment Operations	4.20	2.81	5.82	(1.81)	1.03
Less Distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.12)	(0.06)	(0.02)
Distributions from realized capital gains	(0.08)	(0.27)	—	—	—
Total Distributions	(0.21)	(0.39)	(0.12)	(0.06)	(0.02)
Net Asset Value, End of Period	$19.91	$15.92	$13.50	$7.80	$9.67
Total Return (d)	26.59%	20.99%	74.77%	(18.80)%	11.93%
Net Assets, End of Period (000’s)	$441,614	$202,655	$88,425	$29,468	$32,471
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.69%	1.80%	1.81%	1.93%	1.93%
Gross	1.69%	1.80%	1.81%	1.93%	1.93%
Including custody credits	1.69%	1.80%	1.81%	1.93%	1.92%
Ratio of net investment income (loss) to average net assets (c)	1.41%(f)	1.04%	1.90%	1.20%	0.74%
Portfolio Turnover	29%	10%	48%	7%	9%

	Insitutional Shares
	Years Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.98	$13.53	$7.83	$9.72	$8.68
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.29(g)	0.17	0.30	0.12	0.09
Net realized and unrealized gain/(loss) on securities	3.98	2.70	5.56	(1.92)	0.98
Total from Investment Operations	4.27	2.87	5.86	(1.80)	1.07
Less Distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.16)	(0.09)	(0.03)
Distributions from realized capital gains	(0.08)	(0.27)	—	—	—
Total Distributions	(0.24)	(0.42)	(0.16)	(0.09)	(0.03)
Net Asset Value, End of Period	$20.01	$15.98	$13.53	$7.83	$9.72
Total Return (d)	26.96%	21.35%	75.07%	(18.62)%	12.37%
Net Assets, End of Period (000’s)	$30,972	$21,317	$11,875	$862	$809
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.45%	1.55%	1.56%	1.68%	1.69%
Gross	1.45%	1.55%	1.56%	1.68%	1.69%
Including custody credits	1.45%	1.55%	1.56%	1.68%	1.68%
Ratio of net investment income (loss) to average net assets (c)	1.70%(g)	1.22%	2.52%	1.40%	0.99%
Portfolio Turnover	29%	10%	48%	7%	9%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

— Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

— Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

— Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

(f)  Includes non-recurring income of $277,072.

(g)  Includes non-recurring income of $22,928.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has four series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective: Quant Small Cap Fund, Quant Growth and Income Fund, Quant Emerging Markets Fund, and Quant Foreign Value Fund.

The Quant Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller market capitalizations.

The Quant Growth and Income Fund (“Growth and Income”) seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital.

The Quant Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds’ custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own transfer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement (the “Management Agreement”) with Quantitative Investment Advisors, Inc. (the “Manager”) d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, Emerging Markets, and Foreign Value; 0.75% of the average daily net total asset value of the Growth and Income Fund. Prior to November 1, 2005, the annual rate for the Emerging Markets Fund was 0.80% of the average daily total net assets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2006, aggregate management fees were $5,194,118 and no fees were reduced or waived.

The Manager has entered into advisory contracts with the following sub advisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap,), SSgA Funds Management, Inc. (Growth and Income), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap - 0.50% of average daily total net assets; Emerging Markets - 0.40% of average daily total net assets; Growth and Income - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value - 0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

Effective March 26, 2004, Columbia Partners, L.L.C., Management Inc. (“Columbia”), the advisor to the Small Cap Fund, had a change in ownership level that resulted in a change of control in the entities and other shareholders that own Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it resulted in an assignment of the advisory contract for the Fund, causing the contract to terminate. After due consideration, the Trustees approved a new contract on September 30, 2004 (which was subsequently reviewed and approved on April 21, 2005). To compensate the Fund and its shareholders, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay certain other expenses incurred. In total, Columbia paid $26,910, to the Small Cap Fund.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average daily total net asset value of Ordinary Share accounts of Small Cap, Growth and Income and Emerging Markets and (ii) 0.25% of the average daily total net asset value of Ordinary Share accounts of Foreign Value open during the period the plan is in effect. The Distributor is voluntarily reducing the monthly fee it receives from Emerging Markets to 0.25% of the average daily total net asset value of Ordinary Shareholder accounts of Emerging Markets for the period from November 1, 2005 through March 31, 2007. This reduction is voluntary and subject to review and there is no guarantee that the Distributor will continue the reduction.

Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2006, the aggregate distribution fees of the Funds were $1,713,475.

A deferred sales charge of 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2006, such fees earned by the Distributor were $124,799.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2006, the aggregate fees of the Funds were $916,330.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Board of Trustees of the Funds under the provisions of the Transfer Agent Agreement. For the year ended March 31, 2006, aggregate transfer agent fees for these services were $133,980.

The By Laws of the Fund, as amended from time to time, permit the Board of Trustees of the Fund to approve reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Fund. For the period ended March 31, 2006, the Trustees have approved reimbursements that amounted to $112,390.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

The Trustees receive an annual Trustee’s fee of $5,000 except the audit committee members who receive an annual fee of $6,000. The fees are allocated to each Fund in proportion to its respective net assets.

4. Purchases and Sales.

During the year ended March 31, 2006, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Growth and Income, Emerging Markets and Foreign Value were $53,853,350, $61,257,392, $75,797,908, and $222,929,811, respectively. Sales of such securities for the Funds were $53,382,850, $55,387,575, $29,509,521, and $82,607,092, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk.

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the Portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2006. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value’s capital loss carryover was acquired during a merger which took place on May 2, 2003 and may be subject to annual limitations under applicable tax laws and therefore may expire unutilized. As of March 31, 2006 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2010	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2012	Capital Loss Expires March 31, 2013	Total Capital Loss
Small Cap Fund	$—	$—	$—	$—	$—
Growth and Income Fund	—	(1,935,898)	(1,505,389)	(242,539)	(3,683,826)

Emerging Markets Fund	—	—	—	—	—
Foreign Value Fund	(3,055,405)	(932,449)	—	—	(3,987,854)

In 2006, the Portfolios noted in the table incurred no “Post-October” losses during the period from November 1, 2005 through March 31, 2006.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain (loss) on foreign currency and investments.

	March 31, 2006
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ Depreciation
Small Cap Fund	$—	$3,910,691	$—	$—	$34,636,516
Growth and Income Fund	117,007	—	(3,683,826)	—	5,443,376
Emerging Markets Fund	1,094,794	3,215,544	—	—	43,246,355
Foreign Value Fund	2,242,437	31,214,360	(3,987,854)	—	97,196,146

At March 31, 2006 the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$12,783,214	$—
Growth & Income Fund	39,903	—	—
Emerging Markets Fund	1,227,979	3,671,542	—
Foreign Value Fund	2,439,962	1,436,750	—

For the year ended March 31, 2006 Small Cap incurred a net operating loss of $913,312. This net operating loss was reclassified to Shares of Beneficial Interest.

Capital loss carryovers in the amount of $0, $6,530,758, $0, and $1,395,926 were utilized by Small Cap, Growth and Income, Emerging Markets and Foreign Value, respectively during the fiscal year ending March 31, 2006.

8. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2006		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	294,518	$6,459,521	308,273	$6,374,901
Shares issued in reinvestment of distributions	521,194	11,122,291	122,995	2,589,041
Shares redeemed	(309,548)	(6,655,536)	(142,235)	(2,926,560)
Net Change	506,164	10,926,276	289,033	6,037,382
Institutional Shares
Shares sold	24,093	588,442	47,636	1,103,681
Shares issued in reinvestment of distributions	54,915	1,292,152	11,621	265,311
Shares redeemed	(13,607)	(330,123)	(17,063)	(367,769)
Net Change	65,401	1,550,471	42,194	1,001,223
Total Net Change For Fund		$12,476,747		$7,038,605

Growth & Income
Ordinary Shares
Shares sold	754,982	$10,404,047	320,554	$3,900,774
Shares issued in reinvestment of distributions	2,314	33,410	—	—
Shares redeemed	(265,055)	(3,688,147)	(314,264)	(3,847,337)
Net Change	492,241	6,749,310	6,290	53,437
Institutional Shares
Shares sold	5,378	76,134	5,490	70,094
Shares issued in reinvestment of distributions	302	4,550	—	—
Shares redeemed	(3,176)	(48,185)	(3,139)	(39,452)

Net Change	2,504	32,499	2,351	30,642
Total Net Change For Fund		$6,781,809		$84,079

Emerging Markets
Ordinary Shares
Shares sold	4,076,268	$70,343,772	2,434,170	$32,611,735
Shares issued in reinvestment of distributions	282,375	4,721,307	125,292	1,707,728
Shares redeemed	(1,435,106)	(22,966,509)	(1,369,860)	(17,256,119)
Net Change	2,923,537	52,098,570	1,189,602	17,063,344
Institutional Shares
Shares sold	9,349	160,448	19,168	253,003
Shares issued in reinvestment of distributions	4,263	72,124	2,516	34,621
Shares redeemed	(3,953)	(63,950)	(130,967)	(1,605,795)
Net Change	9,659	168.622	(109,283)	(1,318,171)
Total Net Change For Fund		$52,267,192		$15,745,173

	Year Ended March 31, 2006		Year Ended March 31, 2005
Foreign Value
Ordinary Shares
Shares sold	13,484,712	$233,143,864	7,034,679	$105,743,205
Shares issued in reinvestment of distributions	201,938	3,410,738	211,300	3,156,824
Capital Contribution (Note 9)	—	—	—	207,120
Shares redeemed	(4,240,514)	(70,950,401)	(1,067,326)	(15,054,479)
Net Change	9,446,136	165,604,201	6,178,653	94,052,670
Institutional Shares
Shares sold	504,191	8,822,178	782,873	11,460,462
Shares issued in reinvestment of distributions	18,026	305,537	25,448	381,463
Capital Contribution (Note 9)	—	0	—	37,075
Shares redeemed	(307,861)	(4,886,354)	(352,208)	(5,202,838)
Net Change	214,356	4,241,361	456,113	6,676,162
Total Net Change For Fund		$169,845,562		$100,728,832

9. Merger.

On May 2, 2003, the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired by Foreign Value. The merger was pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization periods.

The merger was accomplished by a tax-free exchange of 2,926,596 Ordinary shares of Foreign Value for the 3,345,711 Class A,B,C and B(1) shares of SSR and 691,037 Institutional shares of Foreign Value for the 752,288 Class S shares of SSR, outstanding on May 2, 2003. The net assets of SSR and Foreign Value immediately before the merger were $31,367,851 and $33,802,582, respectively. SSR’s unrealized depreciation of $329,247 was combined with that of Foreign Value. Immediately after the merger, the combined net assets were $65,170,433.

Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584. These acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended.

In April 2002, the State Street Research International Equity Fund (the “SSR Fund”) first reserved the right to impose a 1% redemption fee on redemptions made within 30 days of purchase. This redemption fee remained in place until May 2003, when the SSR Fund was reorganized by a transfer of its assets and liabilities to Foreign Value.

In 2004 it was discovered by State Street Research that due to systems limitations, redemption fees related to SSR were inappropriately accounted for before the merger. Therefore, the net assets of SSR at the date of the merger were understated. Upon discovery of the error, State Street Research made a payment of $244,195 to Foreign Value. Further, during the year ending March 31, 2006, Foreign Value received miscellaneous income in the amount of a $300,000 payment made by the Fund’s former investment advisor in connection with the above-described errors made in processing redemption fee payments.

Federal Tax Information

(Unaudited)

Designation Requirements at March 31, 2006.

Qualified Dividend Income Percentage
Growth and Income Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%

QUANT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Quantitative Group of Funds d/b/a Quant Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Quantitative Group of Funds d/b/a Quant Funds (hereafter referred to as the “Funds”) at March 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2006

QUANT FUNDS

INFORMATION FOR SHAREHOLDERS

Proxy Voting Results

Special Shareholder Meeting - October 25, 2005

Quant Emerging Markets Fund, a series of Quantitative Groups of Funds

Proposal 1: To amend the management contract between the Quantitative Group of Funds and Quantitative Investment Advisors, Inc. to increase the management fee paid to Quantitative Investment Advisors, Inc. for Quant Emerging Markets Fund.

	For	Against	Abstain
Shares Voted	2,261,246.127	237,916.013	91,685.057
Percent of Outstanding Shares	47	5	2

Quarterly Portfolio Disclosure

Each Quant Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.). For a complete list of a fund’s portfolio holdings, you may also view the most recent quarterly holdings report, semiannual report or annual report on the Quant Funds’ web site at www.quantfunds.com.

Portfolio Proxy Voting Policies and Information

Information on how the Quant Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2005 is available without charge online at www.quantfunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see “For Account Information”). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

QUANT FUNDS

PRIVACY POLICY

Please read this important notice about the privacy of our customers’ personal information from Quantitative Investment Advisors, Inc., Quantitative Group of Funds, and U.S. Boston Capital Corporation (collectively, “Quantitative”).

Quantitative Respects Your Privacy

Quantitative considers the privacy of our customers and former customers a matter of great importance. We respect your privacy and believe that any nonpublic personal information we have should be treated with the highest regard for its confidentiality. Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your Quantitative investment products or services. Examples of nonpublic personal information include the information you provide on new account applications for Quantitative investment products or services, your share balance or transactional history and the fact that you are a shareholder or client of Quantitative.

Quantitative Privacy Policy

As noted above, Quantitative places a high priority on protecting the privacy of its customers’ financial information and other personal details. This Privacy Policy outlines our guidelines and practices for how we collect, use and protect information about individual customers.

Employees. Quantitative employees understand that they must keep your personal and financial information confidential when they have access to it and when they see it as they communicate with you and process transactions on your or your financial intermediary’s instructions. Employees are required to refrain from disclosing information to unauthorized persons.

Vendors. When Quantitative hires vendors, such as mail houses or data processors, to assist in delivering services to clients, we require these vendors to commit contractually to keep the information they handle in strict confidence.

Your Personal Information

We collect and record personal information that customers provide:

•  on forms and applications

•  through electronic media

•  through information (commonly referred to as “cookies”) collected from the Web browser of your PC that allows our website to recognize your browser

•  by telephone

•  in correspondence

We also collect and record information from:

•  your financial advisor

•  your transactions with us and our affiliates

•  other firms, such as those from whom you transfer assets

•  third parties who may notify us of your change of address

Personal information may include:

•  names

•  addresses

•  phone numbers

•  Social Security and/or Tax ID numbers

•  your investments in the Quantitative Group of Funds, such as your account balance and transaction activity

•  other account information

How Quantitative Uses Information

Quantitative gathers information to help us find better ways to serve clients and enhance other products and programs. For instance,

•  we may share information with our affiliates when providing services to you or the Quantitative Group of Funds;

•  we may use information to send notices to you about products and services that we feel might interest you; or

•  we may employ an unaffiliated company to survey all our customers about our products or the quality of our communications or services.

Information gathered on clients is not sold to other firms, such as direct marketers. The details Quantitative collects will not generate any correspondence, e-mails or phone calls from unaffiliated marketers.

Quantitative may have to provide information to legally authorized agencies or individuals, such as the Securities and Exchange Commission, Internal Revenue Service or other regulatory agencies, or as otherwise required by law. We also share client information with firms that we contracted with to deliver services to our customers or to other financial institutions with which we have joint marketing arrangements. We do not disclose any nonpublic personal information about customers or former customers to other parties, except as permitted by law. As noted above, however, these firms have contractually committed to protect the confidentiality of all Quantitative information to which they have access.

We will send customers an updated Privacy Policy each year.

Security

Quantitative maintains physical, electronic and procedural safeguards that meet federal standards for guarding customer information.

We employ various forms of Internet security, such as

•  data encryption

•  Secure Sockets Layer (SSL) protocol

•  user names and passwords

Passwords. If you access information through the Quantitative Group of Funds’ web site, www.quantfunds.com, you should not give your user name or passwords to anyone for any reason. Choosing to provide this information to a third party invites problems and puts the confidentiality of your personal information at risk.

External Links

To provide you with more information that may be helpful, the Quantitative Group of Funds web site may contain links to other web sites that are not affiliated with or maintained by Quantitative. Quantitative does not monitor the privacy practices of these third-party sites, and we do not exercise any authority over the sites. As a result, Quantitative does not assume any responsibility for the content or data collection policies of the sites. When you access any of these third-party sites, Quantitative cannot guarantee that your privacy will be protected in the same way as it is on the Quantitative Group of Funds’ web site.

Changes to the privacy policy

Quantitative reserves the right to change, modify, add or remove portions of this privacy policy as permitted by law at any time. Customers may want to review the policy periodically for changes. Customers can review the privacy policy by clicking on the link that appears on the www.quantfunds.com home page.

Questions. If you have any questions or concerns about maintaining the privacy of your customer information at Quantitative, please contact us at 800-326-2151 Monday through Friday, between the hours of 9:00 am and 5:00 pm Eastern Time.

This policy is effective September 30, 2005.

QUANT FUNDS

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

Name, Address and (Age)	Position(s) Held With Company, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Leon Okurowski (63)	Vice President and Treasurer (1985 to Present)	Director and Vice President, U.S. Boston Capital Corporation; Trustee, Quant Funds (until 9/2004)	N/A

AB&T
Everest USB Canadian Storage, Inc.
Quantitative Investment Advisors, Inc.
U.S. Boston Corporation
U.S. Boston Asset Management Corporation
USB Corporation
USB Everest Management LLC
USB Everest Storage LLC
USB Greenville-86, Inc.
USB-85 Restaurant Associates, Inc.
USB Atlantic Associates, Inc.
U.S. Boston Insurance Agency, Inc.
U.S. Boston Capital Corporation

Willard L. Umphrey* (64)	Trustee, President, Chairman (1985 to Present)	Director, U.S. Boston Capital Corporation	4

AB&T
U.S. Boston Corporation
U.S. Boston Asset Management Corporation
Quantitative Investment Advisors, Inc.
USB Corporation
USB Greenville-86, Inc.
USB-85 Restaurant Associates, Inc.
USB Atlantic Associates, Inc.
U.S. Boston Insurance Agency, Inc.
U.S. Boston Capital Corporation

Elizabeth A. Watson (51)	Clerk (July 2004 to present)

Chief Compliance Officer of the Quantitative Group of Funds (7/2004-12/2005); President and General Counsel (since 5/2004) and Chief Compliance Officer since 7/2004, U.S. Boston Capital Corporation; Vice President and General Counsel (since 5/2004), Quantitative Investment Advisors, Inc.; Principal (2002-2004), Watson & Associates (law firm); Senior Counsel (1998-2002) and Director of Legal Product Management (1995-2002), Pioneer Investment Management USA Inc. (investment management firm)

			N/A	None
Deborah A. Kessinger (43)	Assistant Clerk (April 2005 to present); Chief Compliance Officer (December 2005 to present)

Senior Counsel (since 9/2004) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004)

			N/A	None

NON-INTERESTED TRUSTEES:

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

Name, Address and (Age)	Position(s) Held With Company, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert M. Armstrong (67)	Trustee (1985 to Present)	President, Alumni Career Services (consulting firm)	4	NewPage Corporation; NewPage Holding Corporation
John M. Bulbrook (63)	Trustee (1985 to Present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	4	John M. Bulbrook Insurance Agency, Inc.
Edward E. Burrows (73)	Trustee (1985 to Present)	Independent consulting actuary-employee benefit plans	4	None

Clinton S. Marshall (49)	Trustee (April 2003 to present)	Owner, Coastal CFO Solutions, CFO, Fore River Company, Finance Director, Northern York County Family YMCA, CFO and Board Member of Great Works Internet, CFO, Holographix, CFO, EVibe.com, CFO, HealthWatch Technologies.	4	None

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Bulbrook, Burrows and Marshall are members of the Funds’ Audit Committee.

Mr. Caruso resigned as Trustee on December 1, 2005. His resignation was ratified by the board on December 4, 2005.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.QuantFunds.com or call shareholder services at 1-800-326-2141.

*  Trustees have been determined to be “Interested Trustees” by virtue of, among other things, affiliation with one or more of the trust, the Fund’s investment advisor, Quantitative Advisors and the Fund’s distributor, U.S. Boston Capital Corporation.

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SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773

Advisers

Columbia Partners, L.L.C., Investment Management, 1775 Pennsylvania Avenue, N.W., Washington, DC 20006

SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, MA 02111

PanAgora Asset Management, Inc., 260 Franklin Street, Boston, MA 02110

Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773

Custodian	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

Legal Counsel	Kirkpatrick & Lockhart Nicholson Graham LLP, State Street Financial Center, One Lincoln Street, Boston, MA 02111

For Account Information

For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our web site, www.QuantFunds.com.

** GRAPHIC **

55 Old Bedford Road

Lincoln, MA 01773

www.quantfunds.com

Address Service Requested

© 2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds

Member NASD, SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The Registrant has made no amendment to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

See Item 12(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Clinton S. Marshall, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

Fees for audit services provided to the Fund, including fees associated with the routine filings of its Form N-1A, totaled $102,000 in 2006 and $90,300 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

Fees for audit-related services provided to the Fund during the fiscal years ended March 31, 2006 and 2005 totaled $32,861 and $51,000 (Transfer Agent Audit,

$25,000; miscellaneous consulting, $26,000), respectively, for related services. These fees were paid for the annual audit of the Transfer Agent.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

Fees for tax compliance services, primarily for tax returns, and tax advisory services totaled $19,800 in 2006 and $18,840 in 2005.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

There were no other fees during the fiscal years ended March 31, 2006 and 2005.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:

(i)	all audit and permissible non-audit services rendered to the Fund and

(ii) all permissible non-audit services rendered to Quantitative Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2) Disclose the percentage of services described in each of paragraphs (b)

through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the fiscal years ended March 31, 2006 and 2005, there were no services provided to an affiliate that required the Audit Committee’s pre-approval under paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fees for non-audit services provided to the Fund, including fees rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant, totaled $0 in 2006 and $0 in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

For the fiscal years ended March 31, 2006 and 2005, no non-audit services were provided by the Registrant’s independent registered public accounting firm to Quantitative Investment Advisors, Inc.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(B)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons Employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant’s principal executive officer and principal financial officer have concluded, that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: May 30, 2006

By /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date: May 30, 2006